                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
                        Chairman of the Board, President
                           and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 2006.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                James P. Bossert
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, James P. Bossert, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 2006.


                                        /s/ James P. Bossert
                                        ----------------------------------------
                                        James P. Bossert

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Susan A. Buffum
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2006.


                                        /s/ Susan A. Buffum
                                        ----------------------------------------
                                        Susan A. Buffum

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Michael R. Fanning
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael R. Fanning, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15 day of June, 2006.


                                        /s/ Michael R. Fanning
                                        ----------------------------------------
                                        Michael R. Fanning

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 2006.


                                        /s/ Elizabeth M. Forget
                                        ----------------------------------------
                                        Elizabeth M. Forget

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of June, 2006.


                                        /s/ George Foulke
                                        ----------------------------------------
                                        George Foulke

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Richard C. Pearson
                  Executive Vice President, Secretary and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Executive Vice President, Secretary and Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 2006.


                                        /s/ Richard C. Pearson
                                        ----------------------------------------
                                        Richard C. Pearson

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Paul Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 2006.


                                        /s/ Paul Sylvester
                                        ----------------------------------------
                                        Paul Sylvester

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Jeffrey A. Tupper
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 2006.


                                        /s/ Jeffrey A. Tupper
                                        ----------------------------------------
                                        Jeffrey A. Tupper

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Matthew K. Wessel
                    Vice President, Chief Financial Officer,
                        and Principal Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Matthew K. Wessel, Vice President, Chief Financial Officer, and Principal Accounting Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File No. 333-54464, SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623),

     - MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal
          Life),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14 day of June, 2006.


                                        /s/ Matthew K. Wessel
                                        ----------------------------------------
                                        Matthew K. Wessel